AMENDMENT AGREEMENT NO. 1

      This AMENDMENT AGREEMENT NO. 1 is made as of July 22, 2005 by and among the entities listed on the signature pages hereof (collectively, the "Entities"), the lending institutions listed on the signature pages hereof (the "Banks"), State Street Bank and Trust Company, as operations agent for itself and such other lending institutions (the "Operations Agent"), and State Street Bank and Trust Company, as administrative agent for itself and such other lending institutions (the "Administrative Agent"). Certain of the Entities are entering into this Amendment on behalf of certain of their Series (as defined in the Credit Agreement referred to below), as set forth on Schedule 2 to the Credit Agreement.

      WHEREAS, the Entities, the Banks, the Operations Agent, and the Administrative Agent entered into a Credit Agreement, dated as of July 23, 2004 (the "Credit Agreement"); and

      WHEREAS, Dankse Bank A/S, New York Branch has elected not to extend its Commitment beyond the Termination Date currently in effect, each of State Street Bank and Trust Company and PNC Bank, National Association has decided to decrease its Commitment Amount, and each of Lloyds TSB Bank plc and Banco Bilbao Vizcaya Argentaria S.A. has agreed to become a Bank under the Credit Agreement; and

      WHEREAS, the parties hereto wish to amend the Credit Agreement to, among other things, reflect such changes in Commitment Amounts, extend the Termination Date as set forth herein, remove certain Series from, and add certain Additional Series to, Schedule 2, and add each of Liberty Variable Investment Trust and SteinRoe Investment Trust as Entities for all purposes of the Credit Agreement and the other Loan Documents, in each case on behalf of certain of its series;

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. DEFINITIONS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      Section 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

      (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the date "July 22, 2005" where it appears in the definition of Termination Date and substituting therefor the date "July 21, 2006".

      (b) Section 3.01(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting therefor the following:

            (b) After the Effective Date, upon the written consent of the Operations Agent and each of the Banks:

                  (i) any Additional Series may become a Series hereunder and for all purposes of the Loan Documents, in each case only when the applicable Entity, on behalf of such Additional Series, shall have delivered to the Operations Agent an executed addendum to each of the Loan Documents reflecting the addition of such

            Additional Series, along with copies of each of the documents required by Section 3.01(a)(iii), (iv), (v), (vi), (vii) and (ix) with respect to such Additional Series, each of the foregoing in form and substance satisfactory to the Operations Agent; and

                  (ii) any other investment company registered under the
            Investment Company Act for which Columbia Management Advisors, Inc. or one of its Affiliates acts as investment advisor may become a party to this Agreement as an Entity on behalf of itself or certain of its series and be deemed a Borrower for all purposes of this Agreement and the other Loan Documents by executing an instrument of adherence in form and substance satisfactory to the Operations Agent, which instrument shall (A) include a revised Schedule 2 reflecting the participation of such investment company and its participating series, if applicable and (B) be accompanied by the documents and instruments required to be delivered by each Borrower pursuant to Section 3.01(a), in each case in form and substance satisfactory to the Operations Agent.

      The Operations Agent shall promptly provide written notice to the Borrowers when all of the requirements of this clause (b) of this Section
      3.01 have been satisfied.

      (c) Section 5.09 of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting therefor the following:

            SECTION 5.09. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Borrower will not consolidate or merge with or into any other Person or reorganize its assets into a non-series entity, nor will the Borrower sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of its assets to any other Person except that:

                  (a) the Borrower may sell its assets in the ordinary course of business as described in its Prospectus;

                  (b) the Borrower may merge, consolidate or reorganize with or into any other Borrower, or sell or otherwise transfer all or any substantial part of its assets to any other Borrower provided that, in each such case, the Borrower shall notify the Banks in writing of its intention to so consolidate, merge or reorganize with or into, or sell or transfer its assets to, such other Borrower no later than fifteen (15) days prior to the date of the proposed consolidation, merger, reorganization, sale or transfer; and

                  (c) the Borrower may merge, consolidate, or reorganize its assets with or into any other entity, liquidate its assets, or sell or otherwise transfer all or any substantial part of its assets to any other entity, provided that, in each case:

                  (i) the Borrower shall notify the Banks in writing of its
            intention to so consolidate, merge, reorganize, liquidate, sell or otherwise transfer its assets no later than fifteen (15) days prior to the date of such proposed consolidation, merger, reorganization, liquidation, sale or transfer;

                  (ii) if the Borrower shall liquidate its assets then (1) the
            Borrower shall deliver to the Banks a revised Schedule 2 hereto which gives effect to such liquidation, (2) all Obligations of such Borrower shall have been paid in full on or prior to the date of such liquidation and (3) from and after the date of liquidation, such Borrower shall no longer be a Borrower under this Agreement and such Borrower shall no longer be permitted to request any Borrowing; and

                  (iii) if the Borrower shall merge, consolidate or reorganize its assets with or into any other entity and the Borrower shall not be the surviving entity of such merger, consolidation or reorganization, or if the Borrower shall sell or transfer all or substantially all of its assets to any other entity, then, unless the surviving entity of such merger, consolidation or reorganization or the entity to which the Borrower shall have sold or otherwise transferred all or any substantial part of its assets shall have become a party to this Credit Agreement and the other Loan Documents in accordance with Section 3.01(b) hereof, (1) the Borrower shall deliver to the Banks a revised Schedule 2 hereto which gives effect to such consolidation, merger, reorganization, liquidation, sale or transfer, (2) all Obligations of such Borrower shall have been paid in full on or prior to the date of such consolidation, merger, reorganization, liquidation, sale or transfer and (3) from and after the date of such consolidation, merger, reorganization, liquidation, sale or transfer such Borrower shall no longer be a Borrower under this Agreement and such Borrower shall no longer be permitted to request any Borrowing.

      The Borrower will not invest all of its investable assets in any other open-end management investment company or otherwise employ a master-feeder or fund of funds investment structure or any other multiple investment company structure.

      (d) All references in the Credit Agreement to the Floating Rate LLC and all provisions in the Credit Agreement that are applicable to the Floating Rate LLC are hereby deleted.

      (e) Schedule 1 to the Credit Agreement is hereby amended by deleting such schedule in its entirety, and substituting therefor the Schedule 1 attached hereto.

      (f) Schedule 2 to the Credit Agreement is hereby amended by deleting such schedule in its entirety, and substituting therefor the Schedule 2 attached hereto.

      (g) Lloyds TSB Bank plc shall have the title of Senior Managing Agent with respect to the Credit Agreement and each of the other Loan Documents. The Senior Managing Agent shall not have any rights, duties or responsibilities under the Credit Agreement or any of the other Loan Documents in such capacity.

      (h) Each Bank (other than PNC Bank National Association), by its signature hereto, hereby confirms that it has not, as of the date hereof, requested that any Borrower deliver a Note under Section 2.04 of the Credit Agreement for the Loans made or to be made by such Bank to such Borrower under the Credit Agreement as amended hereby.

      Section 3. INSTRUMENT OF ADHERENCE. Each of the Banks and the Agents hereby agrees that (a) each of the Liberty Variable Investment Trust and the Stein Roe Variable Investment Trust (the "New Trusts") shall become an Entity for all purposes of the Credit Agreement and each of the other Loan Documents and that each of the series of such New Trust listed on Schedule 2 as amended hereby shall be a Series of such Entity for purposes of the Credit Agreement and each of the other Loan Documents and (b) CMG Core Bond Fund shall be added as a Series of the CMG Fund Trust, in each case upon the execution and delivery of such New Trust or the CMG Fund Trust, as applicable, of an Instrument of Adherence substantially in the form of Appendix A attached hereto duly executed by such Entity on behalf of such Series and the satisfaction of each of the conditions precedent set forth therein.

      Section 4. REPRESENTATIONS AND WARRANTIES. Each Borrower severally represents and warrants as to itself and, if the Borrower is an Entity acting on behalf of one or more of its Series, such Borrower also represents and warrants as to such Entity, where applicable, that:

      (a) Representations and Warranties in Credit Agreement. Its representations and warranties contained in the Credit Agreement, as amended hereby, and in each of the other Loan Documents is true and correct in all material respects on and as of the date hereof, with the same effect as if set forth herein.

      (b) No Default. No Default or Event of Default has occurred and is continuing.

      (c) Authority, Etc. The execution, delivery and performance by the Borrower of this Amendment, the Credit Agreement and each of the other Loan Documents to which the Borrower is a party, in each case, as amended hereby (the "Amended Loan Documents"), are within the Borrower's corporate or trust powers, as applicable, have been duly authorized by all necessary corporate or trust action, as applicable, require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Borrower, and do not contravene, or constitute a default under, any provision of applicable law or regulation (including, without limitation, the Investment Company Act), the certificate or articles of organization or incorporation or declaration of trust, as applicable, or by-laws of the Borrower, any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or the Borrower's most recent Prospectus, or result in the creation or imposition of any Lien on any asset of the Borrower.

      (d) Enforceability of Obligations. This Amendment has been duly executed and delivered by the Borrower and this Amendment and each of the Amended Loan Documents constitutes the valid and legally binding obligation of the Borrower, in each case enforceable against it in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorim or other similar laws of general application affecting the enforcement of creditors' rights or be general principles of equity limiting the availability of equitable remedies.

      Section 5. EFFECTIVENESS. This Amendment shall be effective as of the date first written above upon the satisfaction of each of the following conditions precedent:

      (a) each of the parties hereto shall have executed and delivered this Amendment;

      (b) receipt by the Operations Agent for the account of PNC Bank National Association of a Note in the amount equal to such Bank's Commitment Amount as amended hereby or, if less, the aggregate unpaid principal amount of such Bank's Loans;

      (c) receipt by the Operations Agent of a Form F.R.U-1 in favor of each of the Banks, and all other documents, opinions and instruments it may reasonably request relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board;

      (d) receipt by the Operations Agent of a manually signed certificate from the Secretary of each Entity in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of such Entity who are authorized to execute and take actions under the Loan Documents, and certifying (i) such Entity's certificate or articles of incorporation or organization or declaration of trust, as applicable, and by-laws as then in effect, and (ii) duly authorized resolutions of such Entity's Board of Directors or Board of Trustees, as applicable, authorizing for such Entity and, if applicable, each Series thereof, the transactions contemplated hereby;

      (e) receipt by the Operations Agent of certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that each Entity is legally existing, in good standing and qualified to engage in business in the jurisdiction in which it was organized or formed and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

      (f) receipt by the Operations Agent of an opinion of Ropes & Gray LLP, counsel to the Borrowers, which is satisfactory to the Operations Agent in all respects;

      (g) receipt by the Operation Agent, for its own account, of its agent's fee as agreed upon separately by the Borrowers and the Operations Agent; and

      (h) receipt by the Operations Agent of payment of all fees and expenses (including fees and disbursements of special counsel for the Operations Agent) then payable hereunder.

      Section 6. REAFFIRMATION OF THE BORROWERS. Each of the Borrowers ratifies and confirms in all respects all of its obligations to the Banks under the Credit Agreement, the Notes and the other Loan Documents and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans made to it and all other amounts due from it under the Credit Agreement as amended hereby.

      Section 7. MISCELLANEOUS. This Amendment is a contract under seal under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law). Except as specifically amended by this Amendment, the Credit Agreement and all other agreements and instruments executed and delivered in connection with the Credit Agreement shall remain in full force and effect. This Amendment is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any of the other Loan Documents. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Amendment shall constitute a Loan Document.

      A copy of each Entity's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of such Entity as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Entity.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an agreement under seal by their respective authorized officers as of the date first above written.

                                            COLUMBIA FUNDS TRUST I, on behalf of
                                               its Series Columbia High Yield
                                               Opportunity Fund, Columbia
                                               Strategic Income Fund, Columbia
                                               Tax-Managed Growth Fund, Columbia
                                               Tax-Managed Growth Fund II and
                                               Columbia Tax-Managed Value Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST II, on behalf
                                               of Columbia Newport Greater China
                                               Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST III, on behalf
                                               of its Series Columbia Federal
                                               Securities Fund, Columbia
                                               Intermediate Government Income
                                               Fund, Columbia Global Equity
                                               Fund, Columbia Quality Plus Bond
                                               Fund, Columbia Mid Cap Value Fund
                                               and Columbia Liberty Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST IV, on behalf
                                               of its Series Columbia Tax-Exempt
                                               Fund, Columbia Tax-Exempt Insured
                                               Fund and Columbia Utilities Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST V, on behalf of
                                               its Series Columbia California
                                               Tax-Exempt Fund, Columbia
                                               Connecticut Intermediate
                                               Municipal Bond Fund, Columbia
                                               Connecticut Tax-Exempt Fund,
                                               Columbia Florida Intermediate
                                               Municipal Bond Fund, Columbia
                                               Intermediate Tax-Exempt Bond
                                               Fund, Columbia Large Company
                                               Index Fund, Columbia
                                               Massachusetts Intermediate
                                               Municipal Bond Fund, Columbia
                                               Massachusetts Tax-Exempt Fund,
                                               Columbia New Jersey Intermediate
                                               Municipal Bond Fund, Columbia New
                                               York Intermediate Municipal Bond
                                               Fund, Columbia New York
                                               Tax-Exempt Fund, Columbia
                                               Pennsylvania Intermediate
                                               Municipal Bond Fund, Columbia
                                               Rhode Island Intermediate
                                               Municipal Bond Fund, Columbia
                                               Small Company Index Fund and
                                               Columbia US Treasury Index Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST VI, on behalf
                                               of its series Columbia Growth and
                                               Income Fund and Columbia Small
                                               Cap Value Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST VII, on behalf
                                               of its series Columbia Newport
                                               Tiger Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST VIII, on behalf
                                               of its series Columbia Income
                                               Fund and Columbia Intermediate
                                               Bond Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST IX, on behalf
                                               of its series Columbia High-Yield
                                               Municipal Fund and Columbia
                                               Managed Municipals Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FUNDS TRUST XI, on behalf
                                               of its series Columbia Asset
                                               Allocation Fund, Columbia Large
                                               Cap Growth Fund, Columbia
                                               Disciplined Value Fund, Columbia
                                               Growth Stock Fund, Columbia Large
                                               Cap Core Fund, Columbia Small Cap
                                               Fund, Columbia Small Company
                                               Equity Fund, Columbia Dividend
                                               Income Fund and Columbia Young
                                               Investor Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA BALANCED FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA FIXED INCOME SECURITIES
                                            FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA HIGH YIELD FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA INTERNATIONAL STOCK FUND,
                                            INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA OREGON MUNICIPAL BOND FUND,
                                            INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA REAL ESTATE EQUITY FUND,
                                            INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA SHORT TERM BOND FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA SMALL CAP GROWTH FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA MID CAP GROWTH FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA STRATEGIC INVESTOR FUND,
                                            INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            COLUMBIA TECHNOLOGY FUND, INC.

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            CMGFUND TRUST, on behalf of its
                                               series CMG Enhanced S&P 500 Index
                                               Fund, CMG High Yield Fund, CMG
                                               International Stock Fund, CMG
                                               Large Cap Growth Fund, CMG Large
                                               Cap Value Fund, CMG Mid Cap
                                               Growth Fund, CMG Mid Cap Value
                                               Fund, CMG Short Term Bond Fund,
                                               CMG Small Cap Fund, CMG Small Cap
                                               Growth Fund, CMG Small Cap Value
                                               Fund, CMG Small/Mid Cap Fund, CMG
                                               Strategic Equity Fund, and CMG
                                               Ultra Short Term Bond Fund

                                            By:/s/MICHAEL CLARKE
                                            Title: Chief Accounting Officer

                                            STATE STREET BANK AND TRUST COMPANY,
                                               Individually, as Operations
                                               Agent and as Administrative Agent

                                            By:/s/JOHN STANKARD
                                            Title: Vice President

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:/s/DAVID SEAGERS
                                            Title: Vice President

                                            SOCIETE GENERALE, NEW YORK BRANCH

                                            By:/s/HELEN HSU
                                            Title: Vice President

      Each of the undersigned, by its signature hereto, hereby (a) agrees to become a Bank under and as defined in the Credit Agreement as amended hereby,
(b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Bank under and as defined in the Credit Agreement as amended hereby, (c) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (d) appoints and authorizes each of the Operations Agent and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and (f) confirms that it has not requested a Note under Section 2.04 of the Credit Agreement to reflect the Loans to be made by the undersigned under the Credit Agreement as amended hereby.

                                            LLOYDS TSB BANK PLC, individually
                                              and as Senior Managing Agent

                                            By:/s/JASON EPERON
                                            Name: Jason Eperon
                                            Title: AVP Financial Institutions

                                            By:/s/CANDI OBRENTZ
                                            Name: Candi Obrentz
                                            Title: AVP Financial Institutions

                                            BANCO BILBAO VIZCAYA ARGENTARIA S.A.

                                            By:/s/SANTIAGO HERNANDEZ
                                            Name: Santiago Hernandez
                                            Title: Vice President

                                            By:/s/MAITE VIZAN
                                            Name: Maite Vizan
                                            Title: Assistant Vice President

                                                                      SCHEDULE 1


                                                                                COMMITMENT PERCENTAGE ON THE EFFECTIVE
                                                                                                DATE OF
                  BANKS                               COMMITMENT AMOUNT                AMENDMENT AGREEMENT NO. 1
----------------------------------------              -----------------         --------------------------------------
STATE STREET BANK AND TRUST COMPANY                     $115,000,000                       32.8571428571429%

Lending Office:
Lafayette Corporate Center
2 Avenue de Lafayette - 2nd Floor
Boston, MA 02111
Attn:  John A. Stankard, Vice President
Tel:  (617) 662-1990
Fax: (617) 662-2326

E-Mail:  jastankard@statestreet.com

LLOYDS TSB BANK PLC                                     $100,000,000                       28.5714285714286%
Lending Office:
1251 Avenue of the Americas,
39th Floor
New York, NY 10020
Attention:  Jason Eperon, Assistant
            Vice President
Tel:  212-930-5031
Fax:  212 930 5098

Email: jeperon@lloydstsb-usa.com

PNC BANK, NATIONAL ASSOCIATION
                                                        $ 50,000,000                       14.2857142857143%
Lending Office:
Financial Institutions Group-  PHILA
1600 Market Street
Mail Stop:  F2-F070-21-2
Attn:  David Seagers
Tel:  (215) 585-6290
Fax: (215) 585-6987

E-Mail: david.seagers@pncbank.com

SOCIETE GENERALE, NEW YORK BRANCH
                                                       $ 50,000,000                        14.2857142857143%
Lending Office:
1221 Avenue of the Americas,
11th Floor
New York, NY  10020
Attn:  Shane Klein, Vice President
Tel:   (212) 278-6889
Fax:  (212) 278-7569

E-Mail: shane.klein@sgcib.com

BANCO BILBAO VIZCAYA ARGENTARIA S.A.                   $ 35,000,000                        10.0000000000000%

Lending Office:

1345 Avenue of the Americas,
45th Floor
New York, NY 10016
Attention:  Patricia Helman, Vice
              President
Tel:   212-728-2445
Fax:  212-333-2904

Email:  patricia.helman@bbvany.com

TOTAL:
                                                       $350,000,000                                     100%

                                                                      SCHEDULE 2

ENTITY:                                                         SERIES:
-------------------------------------------------------------   ---------------------------------------------
1.       COLUMBIA FUNDS TRUST I, ON BEHALF OF                   - Columbia Strategic Income Fund: 5/31
         EACH OF ITS SERIES.                                    - Columbia High-Yield Opportunity Fund: 5/31
                                                                - Columbia Tax-Managed Growth Fund: 10/31
Address:                                                        - Columbia Tax-Managed Value Fund: 10/31
                                                                - Columbia Tax-Managed Growth Fund II: 10/31
         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

2.       COLUMBIA FUNDS TRUST II, ON BEHALF OF                  - Columbia Newport Greater China Fund: 8/31
         EACH OF ITS SERIES.

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for the series

3.       COLUMBIA FUNDS TRUST III, ON BEHALF OF                 - Columbia Liberty Fund: 9/30
         EACH OF ITS SERIES.                                    - Columbia Mid Cap Value Fund: 9/30
                                                                - Columbia Global Equity Fund: 3/31
Address:                                                        - Columbia Quality Plus Bond Fund: 4/30
                                                                - Columbia Intermediate Government Income Fund: 4/30
         One Financial Center                                   - Columbia Federal Securities Fund: 8/31
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

4.       COLUMBIA FUNDS TRUST IV, ON BEHALF OF                  - Columbia Tax-Exempt Fund: 11/30
         EACH OF ITS SERIES.                                    - Columbia Utilities Fund: 11/30
                                                                - Columbia Tax-Exempt Insured Fund: 11/30
Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

5.       COLUMBIA FUNDS TRUST V, ON BEHALF OF                   - Columbia California Tax-Exempt Fund: 10/31
         EACH OF ITS SERIES.                                    - Columbia Massachusetts Tax-Exempt fund: 10/31
                                                                - Columbia Connecticut Tax-Exempt Fund: 10/31
Address:                                                        - Columbia New York Tax-Exempt Fund: 10/31
                                                                - Columbia Large Company Index Fund: 3/31
         One Financial Center                                   - Columbia Massachusetts Intermediate Municipal Bond
         Boston, MA  02111                                        Fund: 10/31
                                                                - Columbia Intermediate Tax-Exempt Bond Fund: 10/31
Nature and Jurisdiction of Incorporation or Organization:       - Columbia Small Company Index Fund: 3/31
                                                                - Columbia US Treasury Index Fund: 3/31
         Massachusetts Business Trust                           - Columbia Rhode Island Intermediate Municipal Bond Fund: 10/31
Fiscal Year End: As indicated for each series                   - Columbia Connecticut Intermediate Municipal Bond Fund: 10/31
                                                                - Columbia New York Intermediate Municipal Bond Fund: 10/31
                                                                - Columbia New Jersey Intermediate Municipal Bond Fund: 10/31
                                                                - Columbia Florida Intermediate Municipal Bond Fund: 10/31
                                                                - Columbia Pennsylvania Intermediate Municipal Bond Fund: 10/31

6.       COLUMBIA FUNDS TRUST VI, ON BEHALF OF                  - Columbia Growth and Income Fund: 7/31
         EACH OF ITS SERIES.                                    - Columbia Small-Cap Value Fund: 6/30

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

7.       COLUMBIA FUNDS TRUST VII, ON BEHALF OF                 - Columbia Newport Tiger Fund: 8/31
         EACH OF ITS SERIES.

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

8.       COLUMBIA FUNDS TRUST VIII, ON BEHALF OF                - Columbia Intermediate Bond Fund: 3/31
         EACH OF ITS SERIES.                                    - Columbia Income Fund: 3/31

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

9.       COLUMBIA FUNDS TRUST IX, ON BEHALF OF                  - Columbia Managed Municipals Fund: 6/30
         EACH OF ITS SERIES.                                    - Columbia High Yield Municipal Fund: 6/30

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

10.      COLUMBIA FUNDS TRUST XI, ON BEHALF OF                  - Columbia Large Cap Growth Fund: 9/30
         EACH OF ITS SERIES.                                    - Columbia Growth Stock Fund: 9/30
                                                                - Columbia Young Investor Fund: 9/30
Address:                                                        - Columbia Small Cap Fund: 9/30
                                                                - Columbia Large Cap Core Fund: 9/30
         One Financial Center                                   - Columbia Asset Allocation Fund: 9/30
         Boston, MA  02111                                      - Columbia Small Company Equity Fund: 9/30
                                                                - Columbia Dividend Income Fund: 9/30
Nature and Jurisdiction of Incorporation or Organization:       - Columbia Disciplined Value Fund: 9/30

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

11. COLUMBIA BALANCED FUND, INC.                                - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or Organization:

         Oregon Corporation

Fiscal year end: 8/31

12. COLUMBIA FIXED INCOME SECURITIES FUND, INC.                 - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

13. COLUMBIA HIGH YIELD FUND, INC.                              - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

14. COLUMBIA INTERNATIONAL STOCK FUND, INC.                     - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

15. COLUMBIA OREGON MUNICIPAL BOND FUND, INC.                   - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

16. COLUMBIA REAL ESTATE EQUITY FUND, INC.                      - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

         Fiscal year end: 8/31

17. COLUMBIA SHORT TERM BOND FUND, INC.                         - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

18. COLUMBIA SMALL CAP GROWTH FUND, INC.                        - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

19. COLUMBIA MID-CAP GROWTH FUND, INC.                          - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

20. COLUMBIA STRATEGIC INVESTOR FUND, INC.                      - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

21. COLUMBIA TECHNOLOGY FUND, INC.                              - None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

22.      CMG FUND TRUST, ON BEHALF OF EACH OF ITS SERIES.       - CMG Core Bond Fund: 7/31
                                                                  [AFTER GIVING EFFECT TO THE INSTRUMENT OF
                                                                   ADHERENCE TO BE DELIVERED PURSUANT TO
         Address:                                                  SECTION 3 OF AMENDMENT AGREEMENT NO. 1]

         1300 S.W. Sixth Avenue                                 - CMG Enhanced S&P 500 Index Fund: 7/31
         P.O. Box 1350                                          - CMG High Yield Fund: 7/31
         Portland, Oregon 97207                                 - CMG International Stock Fund: 7/31
                                                                - CMG Large Cap Growth Fund: 7/31
Nature and Jurisdiction of Incorporation or                     - CMG Large Cap Value Fund: 7/31
Organization:                                                   - CMG Mid Cap Growth Fund: 7/31
                                                                - CMG Mid Cap Value Fund: 7/31
         Oregon Business Trust                                  - CMG Short Term Bond Fund: 7/31
                                                                - CMG Small Cap Fund: 7/31
Fiscal year end: As indicated for each series                   - CMG Small Cap Growth Fund: 7/31
                                                                - CMG Small Cap Value Fund: 7/31
                                                                - CMG Small/Mid Cap Fund: 7/31
                                                                - CMG Strategic Equity Fund: 7/31
                                                                - CMG Ultra Short Term Bond Fund: 7/31

AFTER GIVING EFFECT TO THE DELIVERY OF THE INSTRUMENTS OF ADHERENCE TO BE DELIVERED PURSUANT TO SECTION 3 OF AMENDMENT AGREEMENT NO. 1:

23.      LIBERTY VARIABLE INVESTMENT TRUST                      - Colonial Small Cap Value Fund, VS
                                                                - Colonial Strategic Income Fund, VS
Address:                                                        - Columbia High Yield Fund, VS
                                                                - Columbia International Fund, VS
         One Financial Center                                   - Liberty Growth & Income Fund, VS
         Boston, MA  02111                                      - Liberty S&P 500 Index Fund, VS
                                                                - Liberty Select Value Fund, VS
Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: 12/31

24.      STEINROE VARIABLE INVESTMENT TRUST                     - Liberty Asset Allocation Fund, VS
                                                                - Liberty Federal Securities Fund, VS
Address:                                                        - Liberty Small Company Growth Fund, VS
                                                                - Columbia Large Cap Growth Fund, VS
         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal year end: 12/31

                                                                      APPENDIX A

                                     FORM OF
                             INSTRUMENT OF ADHERENCE

                             [INSERT NAME OF ENTITY]

                        Dated as of ______________, 2005

To the Banks Referred to Below
c/o State Street Bank and Trust Company, as Operations Agent
225 Franklin Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

      Reference is hereby made to the Credit Agreement, dated as of July 23, 2004, as amended (such agreement, as in effect from time to time, the "Credit Agreement"), among each of the entities listed on the signature pages thereof (collectively, the "Entities"), the lending institutions listed on the signature pages hereof (collectively, the "Banks"), State Street Bank and Trust Company, as operations agent for itself and such other lending institutions (the "Operations Agent"), and State Street Bank and Trust Company, as administrative agent for itself and such other lending institutions (the "Administrative Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      In reliance on each of the representations, warranties and covenants set forth herein, each of the Banks and the Agents, by its signature hereto, hereby agrees that [INSERT NAME OF TRUST] (the "New Trust") [SHALL BECOME AN ENTITY AND] each of the following series of the New Trust shall become a Series of the Entity for all purposes of the Credit Agreement and each of the other Loan Documents as of the date hereof:

      [INSERT LIST OF SERIES]

      The New Trust covenants and agrees that it shall, on behalf of each of its Series, comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement, as amended hereby, and each of the other Loan Documents. Without limiting the generality of the preceding sentence, the New Trust, on behalf of each of its Series, hereby promises to duly and punctually pay or cause to be paid from the assets of each of such Series the principal of and interest on all Loans made for the benefit of such Series, along with such Series' allocated share of all fees and expenses under the Loan Documents. The New Trust acknowledges that, with respect to each of the Series, the term "Effective Date" as used in Section 4.07 of the Credit Agreement shall mean the date hereof.

      The New Trust, on behalf of each of its Series, severally, and as to such New Trust, represents and warrants to the Banks and the Agents as follows:

      (a) each of the representations and warranties set forth in the Credit Agreement, as amended hereby, and in each of the other Loan Documents is true and correct as of the date hereof as to such New Trust and each of its Series, with the same effect as if set forth herein;

      (b) since the date on which each of its Series commenced operations, there has been no material adverse change in the business, financial position, results of operation or prospects of such Series;

      (c) its execution and delivery of this Instrument of Adherence and each of the documents and instruments executed and delivered in connection with this Instrument of Adherence (collectively with the Instrument of Adherence, the "Adherence Documents"), and its performance of each of the Adherence Documents and each of the Loan Documents as amended by the Adherence Documents (as so amended, collectively, the "Amended Loan Documents") and each of the transactions contemplated hereby), (i) are within its corporate or trust powers, as applicable, (ii) have been duly authorized by all necessary corporate or trust action, as applicable, (iii) require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the New Trust or any of its Series, and do not contravene, or constitute a default under, any provision of applicable law or regulation (including, without limitation, the Investment Company
            Act), the certificate or articles of organization or incorporation or declaration of trust, as applicable, or by-laws of the New Trust, any agreement, judgment, injunction, order, decree or other instrument binding upon the New Trust or any of its Series or any of its Series' most recent Prospectus, or result in the creation or imposition of any Lien on any asset of the New Trust or any of its Series;

      (d) each of this Instrument of Adherence and the other Adherence Documents has been duly executed by it and this Instrument of Adherence, the Adherence Documents and each of the Amended Loan Documents constitutes the valid and legally binding obligation of it, in each case enforceable against it in accordance with their respective terms; and

      (e) each of the amended Schedule 2 and Schedule 4.11(c) attached hereto is true and correct in all respects as it relates to the New Trust and each of its Series.

      This Instrument of Adherence shall become effective as to a Series on the date that each of the following conditions have been satisfied with respect to such Series:

            (a) receipt by the Operations Agent of a Note substantially in the form of Exhibit A attached to the Credit Agreement for the account of each Bank that requests such a Note pursuant to Section 2.04 of the Credit Agreement, duly executed by the New Trust on behalf of such Series and evidencing the obligation of the New Trust, on behalf of such Series, to repay the Loans made by such Bank to the New Trust on behalf of such Series;

            (b) receipt by the Operations Agent of all documents, opinions and instruments that it may reasonably request relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board (including a duly completed and executed FRB F.R. U-1 as required pursuant to Regulation U with respect to the New Trust on behalf of such Series) and other governmental and regulatory authorities;

            (c) receipt by the Operations Agent of a manually signed certificate from the Secretary of the New Trust in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of the New Trust who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of such Series, and certifying and attaching copies of (i) such Entity's certificate or articles of incorporation or organization or declaration of trust (with the designation of such series), as applicable, and by-laws as then in effect, (ii) duly authorized resolutions of the New Trust's Board of Trustees authorizing for the New Trust and such Series, the transactions contemplated hereby, and (iii) the current Prospectus for such Series;

            (d) receipt by the Operations Agent of a certificate manually signed by an authorized officer of the New Trust, on behalf of such Series, to the effect set forth in clauses (b) (if a Borrowing will occur on the effective date of this Instrument of Adherence), (c) and (d) of Section
      3.02 of the Credit Agreement, such Certificate to be in form and substance satisfactory to the Operations Agent;

            (e) receipt by the Operations Agent of a manually signed Asset Coverage Ratio Certificate for the New Trust on behalf of such Series;

            (f) receipt by the Operations Agent of an Allocation Notice with respect to each of the Borrowers, after giving effect to the provisions of this Instrument of Adherence, that has been manually signed by an authorized officer of each of the Entities (including the New Trust);

            (g) receipt by the Operations Agent from the New Trust of a copy of the certificate or articles of incorporation or organization or declaration of trust, as applicable, of the New Trust, with all amendments, certified as of a recent date by the Secretary of State of the jurisdiction in which such Entity was organized or formed;

            (h) receipt by the Operations Agent of certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that the New Trust is legally existing, in good standing and qualified to engage in business in the jurisdiction in which it was organized or formed and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; and

            (i) receipt by the Operations Agent of an opinion of Ropes & Gray LLP, counsel to the New Trust and such Series, in form and substance satisfactory to the Operations Agent and the Banks.

      The New Trust, on behalf of each of its Series, severally shall pay, whether or not the transactions contemplated hereby are consummated, the reasonable out-of-pocket costs and expenses of the Operations Agent in connection with the preparation, execution, delivery and enforcement of each Adherence Document, including without limitation the reasonable fees and disbursements of special counsel for the Operations Agent.

      A copy of each New Trust's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of such New Trust as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate New Trust.

      This Instrument of Adherence, upon its acceptance by the Banks and the Agents, shall constitute a Loan Document and shall also be deemed to be a part of and attached to each of the

Notes. Except as otherwise expressly provided by this Instrument of Adherence, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and each of the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Instrument of Adherence and each of the Credit Agreement and the other Loan Documents shall be read and construed as one instrument. This Instrument of Adherence is intended to take effect as an instrument under seal and is governed by the laws of the Commonwealth of Massachusetts. This Instrument of Adherence may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Instrument of Adherence it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                                        Very truly yours,

                                        [INSERT NAME OF TRUST], ON BEHALF OF
                                                [INSERT NAMES OF SERIES]

                                        By:_____________________________________
                                          Title:

Accepted and Agreed:

[INSERT BANK SIGNATURE BLOCKS]